Exhibit 99.2

1 SECOND QUARTER 2022 FINANCIAL RESULTS August 9, 2022 Exhibit 99.2

2 SCOTT PALFREEMAN Director of Finance and Investor Relations SCOTT PALFREEMAN Vice President of Finance and Investor Relations

Safe Harbor Provision

Certain statements contained in this presentation regarding Veritiv Corporation's (the "Company") future operating results, performance, strategy, business plans, prospects and guidance, statements related to the impact of COVID-19 and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "continue," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company's current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company's actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include the risks and other factors described under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and in the Company's other publicly available reports filed with the Securities and Exchange Commission ("SEC"). Such risks and other factors, which in some instances are beyond the Company's control, include: adverse impacts of the COVID-19 pandemic; the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; changes in trade policies and regulations; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; the loss of any of our significant customers; inability to realize expected benefits of restructuring plans; adverse developments in general business and economic conditions that could impair our ability to use net operating loss carryforwards and other deferred tax assets; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our ability to attract, train and retain highly qualified employees; our pension and health care costs and participation in multi-employer pension, health and welfare plans; the effects of work stoppages, union negotiations and labor disputes; our ability to generate sufficient cash to service our debt; increasing interest rates; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; our ability to comply with the covenants contained in our debt agreements; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; changes in tax laws; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; foreign currency fluctuations; inclement weather, widespread outbreak of an illness, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cybersecurity risks; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results.

The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this presentation by wire services or Internet service providers. This presentation should be read together with the Company's press release furnished to the SEC earlier today through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2022 to be filed with the SEC may contain updates to the information included in this presentation and related press release.

3

Veritiv

SAL ABBATE Chief Executive Officer

Financial Results Second Quarter 2022 Compared to Prior Year 5 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . Strong sales growth and continued operational excellence contributed to the best Net Income, Diluted Earnings Per Share, Adjusted EBITDA and Adjusted EBITDA margin performance for any quarter in company history. Organic Sales 1 +18.2% NET SALES NET INCOME DILUTED EPS ADJ. EBITDA 1 ADJ. EBITDA MARGIN 1 $1.8B $91.1M $6.12 $136.3M 7.5% +9.8% +245% +278% +85% +310 bps UP $0.2B UP $64.7M UP $4.50 / share UP $62.8M FROM 4.4%

6 Business Update Comments : • Consistent financial performance despite challenging supply chain and inflationary environments • Significant process enhancements offset the majority of supplier price and wage inflation • Continued demand and constrained supply expected to support prices at current levels • Exceptionally strong financial position with robust free cash flow generation and record low net leverage ratio

Packaging Segment Performance 7 Comments : • Strong sales growth across all customer sectors and above - market volume growth • Record Adjusted EBITDA of $108 million. Adjusted EBITDA margin of 10.8% • Thirteen consecutive quarters of year - over - year improvement in Adjusted EBITDA margin • Further established position as the leading provider of business - to - business Packaging solutions in North America Net sales Adjusted EBITDA Adjusted EBITDA Margin $782M $915M $1,002M - $500M $1,000M 2Q'20 2Q'21 2Q'22 Net Sales $70M $95M $108M - $50M $100M 2Q'20 2Q'21 2Q'22 Adjusted EBITDA 8.9% 10.4% 10.8% 0.0% 5.0% 10.0% 2Q'20 2Q'21 2Q'22 Adjusted EBITDA Margin

STEVE SMITH Chief Financial Officer

Segment and Consolidated Financial Results Second Quarter 2022 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Adjusted EBITDA may not sum due to rounding. 9 1, 2

Cash Flow; Low Leverage 1. Calculated as net debt divided by trailing twelve months of Adjusted EBITDA. 2. Cash flow from operations less capital expenditures. 3 . S ee appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . Significant net leverage reduction since 2019 driven by healthy free cash flow generated from increased earnings and disciplined working capital reductions 10 $0M • Working capital initiatives • Secular decline in Print • Investment in growth • Strong earnings performance

Capital Allocation Capital Allocation Priorities: • Invest in the business: • Organic • Inorganic • Return value to shareholders 2022 CapEx : Approximately $ 30M Active $200M Share Repurchase Program Reduction in net leverage below long - term target of 3x enabled active share repurchase program and investments in growth. Record low net leverage provides both financial and strategic optionality. Scope and/or Scale Acquisitions Disciplined Approach 11

SAL ABBATE Chief Executive Officer

Outlook Full Year 2022 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. Net Income $285 – $315 Million (estimated 22 - 24% effective tax rate) Diluted Earnings per Share $19.50 – $21.50 (approximately 14.7 million shares) Adjusted EBITDA 1 $475 – $505 Million Free Cash Flow 1,2 Approximately $250 Million Capital Expenditures Approximately $30 Million 13 Comments : • Despite Canadian divesture, raised net income, diluted earnings per share and adjusted EBITDA guidance • Accelerated net income growth; full - year net income mid - point more than double prior year • Segment Adjusted EBITDA margins expected to be above prior year levels • Favorable Print market dynamics will likely continue into at least beginning of 2023 • Will continue to work closely with suppliers and customers to ensure efficient and timely pass through of supplier - driven price increases

Questions 14

Appendix Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U.S. GAAP with certain non - GAAP measures including organic s ales (net sales on an average daily sales basis excluding revenue from sold businesses in the prior year period for which there is no comparable re ven ue in the current year period, and revenue from acquired businesses for a period of 12 months after we complete the acquisition), Adjusted EBITDA (earnings bef ore interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges inc lud ing any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expe nse s, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restr ucturing pension charges (benefits), fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other ad jus tments), free cash flow and other non - GAAP measures such as the Net Leverage Ratio (calculated as Net Debt to Adjusted EBITDA). We believe investors commonly use Adjusted EBITDA, free cash flow and these other non - GAAP measures as key financial metrics for valuing companies; we also present organic sales to hel p investors better compare period - over - period results. In addition, the credit agreement governing our Asset - Based Lending Facility (the "ABL Facility") pe rmits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility. Organic sales, Adjusted EBITDA, free cash flow and these other non - GAAP measures are not alternative measures of financial perfo rmance or liquidity under U.S. GAAP. Non - GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to , similarly titled measures used by other companies. As a result, we consider and evaluate non - GAAP measures in connection with a review of the mos t directly comparable measure calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U.S. GAAP measures. Organic sales, Adjusted EBITDA, free cash flow and these other non - GAAP measure s have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U.S . G AAP. Please see the following tables for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 15

Appendix Reconciliation of Non - GAAP Financial Measures 16 2022 2021 2022 2021 Net income (loss) $ 91.1 $ 26.4 $ 169.6 $ 47.7 Interest expense, net 4.0 4.5 7.5 9.6 Income tax expense (benefit) 29.9 9.1 35.7 18.2 Depreciation and amortization 11.1 14.3 23.8 28.8 EBITDA 136.1 54.3 236.6 104.3 Restructuring charges, net 1.4 5.2 4.1 9.5 Facility closure charges, including (gain) loss from asset disposition (0.3) (1.5) (0.9) (1.2) Stock-based compensation 3.1 3.5 5.9 4.7 LIFO reserve (decrease) increase 11.8 11.0 22.8 16.1 Non-restructuring severance charges (0.2) 1.1 1.5 1.9 Non-restructuring pension charges (benefits) (7.0) - (7.0) - Other (8.6) (0.1) (7.2) (2.3) Adjusted EBITDA $ 136.3 $ 73.5 $ 255.8 $ 133.0 Net sales $ 1,820.7 $ 1,658.6 $ 3,678.8 $ 3,217.9 Adjusted EBITDA as a % of net sales 7.5% 4.4% 7.0% 4.1 % Three Months Ended June 30, Six Months Ended June 30, Table I VERITIV CORPORATION NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited)

17 Appendix Reconciliation of Non - GAAP Financial Measures Low High Net income (loss) $ 285 $ 315 Interest expense, net 15 15 Income tax expense (benefit) 85 90 Depreciation and amortization 50 50 Other reconciling items 40 35 Adjusted EBITDA $ 475 $ 505 Forecast for Year Ending December 31, 2022 Table I.a. VERITIV CORPORATION ADJUSTED EBITDA GUIDANCE (in millions, unaudited)

18 Appendix Reconciliation of Non - GAAP Financial Measures Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Net cash provided by (used for) operating activities $ 68.2 $ 62.3 Less: Capital expenditures (2.2) (11.6) Free cash flow $ 66.0 $ 50.7 Table II VERITIV CORPORATION FREE CASH FLOW (in millions, unaudited)

19 Appendix Reconciliation of Non - GAAP Financial Measures Forecast for Year Ending December 31, 2022 Net cash provided by (used for) operating activities approximately $280 Less: Capital expenditures approximately ($30) Free cash flow approximately $250 Table II.a VERITIV CORPORATION FREE CASH FLOW GUIDANCE (in millions, unaudited)

20 Appendix Reconciliation of Non - GAAP Financial Measures

21 Appendix Reconciliation of Non - GAAP Financial Measures June 30, 2022 Amount drawn on ABL Facility $ 361.4 Less: Cash and cash equivalents (32.1) Net debt $ 329.3 Last Twelve Months Adjusted EBITDA $ 465.4 Net debt to Adjusted EBITDA 0.7x Last Twelve Months June 30, 2022 Net income (loss) $ 266.5 Interest expense, net 15.1 Income tax expense (benefit) 70.4 Depreciation and amortization 50.2 EBITDA 402.2 Restructuring charges, net 10.0 Facility closure charges, including (gain) loss from asset disposition 0.4 Stock-based compensation 8.6 LIFO reserve (decrease) increase 50.3 Non-restructuring severance charges 7.4 Non-restructuring pension charges (benefits) (6.5) Other (7.0) Adjusted EBITDA $ 465.4 Net Sales 7,311.4 Adjusted EBITDA as a % of Net Sales 6.4% Table III VERITIV CORPORATION NET DEBT TO ADJUSTED EBITDA (in millions, unaudited)

22 Appendix Reconciliation of Non - GAAP Financial Measures 2021 2020 2019 Amount drawn on ABL Facility 440.8$ 520.2$ 673.2$ Less: Cash and cash equivalents (49.3) (120.6) (38.0) Net debt 391.5$ 399.6$ 635.2$ Last twelve months Adjusted EBITDA 342.6$ 187.6$ 155.9$ Net debt to Adjusted EBITDA 1.1 2.1 4.1 Last Twelve Months Ended December 31, 2021 2020 2019 Net income (loss) 144.6$ 34.2$ (29.5)$ Interest expense, net 17.2 25.1 38.1 Income tax expense (benefit) 52.9 8.8 0.7 Depreciation and amortization 55.2 57.7 53.5 EBITDA 269.9 125.8 62.8 Restructuring charges, net 15.4 52.2 28.8 Facility closure charges, including (gain) loss from asset disposition 0.1 (3.7) - Stock-based compensation 7.4 17.7 14.6 LIFO reserve (decrease) increase 43.6 (1.5) (3.7) Non-restructuring severance charges 7.8 4.1 8.4 Non-restructuring pension charges (benefits) 0.5 7.2 6.6 Integration, acquisition and merger expenses - - 17.5 Fair value adjustment on Tax Receivable Agreement contingent liability - (19.1) 0.3 Fair value adjustment on contingent consideration liability - 1.0 13.1 Escheat audit contingent liability - (0.2) 3.7 Other (2.1) 4.1 3.8 Adjusted EBITDA 342.6$ 187.6$ 155.9$ Table lll.a VERITIV CORPORATION NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) Year Ended December 31,

23 Appendix Reconciliation of Non - GAAP Financial Measures 1. Represents the results the business divestitures of Rollsource on 3/31/2021 and Canada on 5/2/2022 2. Some of the amounts do not sum due to rounding 2022 2021 2022 2021 2022 2021 2022 2021 Reported sales growth 9.8% 18.1% 9.5% 17.1% (12.9%) 11.0% 21.3% 23.1% Daily impact 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Sales per day growth 9.8% 18.1% 9.5% 17.1% (12.9%) 11.0% 21.3% 23.1% Business divestitures 1 8.4% 0.1% 5.7% -0.8% 21.2% 2.0% 7.2% 2.2% Organic sales growth 2 18.2% 18.1% 15.2% 16.3% 8.4% 8.9% 28.5% 25.3% Business Days 64 64 64 64 64 64 64 64 Print Solutions Table IV VERITIV CORPORATION SALES GROWTH TO ORGANIC GROWTH Three Months Ended June 30, Total Company Packaging Facility Solutions

24 SECOND QUARTER 2022 FINANCIAL RESULTS August 9, 2022